HARBOR FUND
       Supplement to Prospectus dated February 1, 2000 and
   Supplement to Statement of Additional Information dated
                      February 1, 2001


On June 7, 2001, Robeco Groep N.V. acquired substantially
all of the assets and assumed substantially all of the
liabilities of Harbor Fund's prior adviser, Harbor Capital
Advisors, Inc., through a wholly owned subsidiary of Robeco
Groep N.V.  The newly formed subsidiary assumed the name
Harbor Capital Advisors, Inc. upon the closing of the
acquisition.  The "new" Harbor Capital Advisors, Inc.
is substantially similar to the former Harbor Capital
Advisors, which had advised each fund since its inception.
The management team and employees of the predecessor
adviser have continued their employment with Harbor
Capital Advisors.   In addition, Harbor Capital Advisors
remains located at One SeaGate, Toledo, Ohio. There has been no change in the advisory fee rates paid by any fund as a result of the acquisition.

Founded in 1929, Robeco Groep N.V. is one of the world's oldest asset management organizations. As of March 31, 2001, Robeco Groep N.V. through its investment management subsidiaries has approximately $80 billion in assets under management.
This change in ownership is intended to facilitate the long term growth of Harbor Fund, while enabling Harbor Capital to maintain the same management team, business model and high standards of service and performance to which Harbor Fund shareholders have become accustomed. Each Fund's portfolio manager/subadviser is continuing to manage the assets of the respective Fund. Harbor Capital will continue its fundamental emphasis on cost control with a primary objective of offering actively managed, no-load funds with competitive expense ratios.


Supplement dated June 8, 2001